Exhibit 10.20

NUVEL HOLDINGS, INC.

SECURED CONVERTIBLE PROMISSORY NOTES SUBSCRIPTION AGREEMENT

As of April 2014

Nuvel Holdings, Inc.
20 S. Santa Cruz Ave., Suite 300
Los Gatos, CA  95030

Investors:

1.           Subscription; Escrow Arrangement.

(a)           The undersigned subscriber (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase a Secured Convertible Promissory Note in the form of Exhibit A hereto (each a “Secured Note” and collectively, the “Secured Notes”) in the principal amount set forth on the signature page hereto from Nuvel Holdings, Inc., a Florida corporation (the “Company”) in connection with the Company’s offering (the “Offering”) of up to $1,000,000 in Secured Notes together with warrants in the form of Exhibit B hereto, to purchase shares of the Company’s common stock (the “Warrants”; together with the Secured Notes, the “Securities”) pursuant to the terms set forth in the Offering Documents (defined below).  This Secured Convertible Note Subscription Agreement and all Exhibits hereto shall be hereinafter referred to as the “Subscription Agreement”; together with such Exhibits, the “Offering Documents”.

This subscription is based upon the information provided in the Offering Documents and upon the Subscriber’s own investigation as to the merits and risks of this investment.  The Subscriber shall deliver herewith duly executed copies of the signature pages to the following documents: (i) the Subscription Agreement, (ii) the Security & Collateral Agent Agreement attached hereto as Exhibit C, and (iii) the Accredited Investor Questionnaire (the “Investor Questionnaire”) together with Forms W-8/W-9 (as applicable) attached hereto as Exhibit D.

It is currently anticipated that final closing in connection with the Offering shall occur on or before December 31, 2014 (each a “Closing” and each date, a “Closing Date”), unless otherwise extended by the Company.  As the Offering has no minimum, Closings may occur on a rolling basis as soon as the applicable funds are delivered by Subscribers, following the satisfaction of all conditions precedent to Closing.

The Company shall deliver PDF copies of the executed Note and Warrant issuable to the Subscriber on or prior to the Closing Date applicable to the Subscriber.  The Company will deliver originally executed instruments representing the Subscriber’s Secured Notes and Warrants to the Subscribers promptly following the Closing Date.

                      (b)           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the principal amount of Secured Notes from the Company set forth on the signature page hereof (the “Purchase Price”), and when this Subscription Agreement is accepted and executed by the Company, the Company agrees to issue such Secured Notes to the Subscriber.  The total principal amount of Notes issued will be up to a maximum of $1,000,000 unless increased at the sole discretion of the Company (the “Maximum Amount”).  The Purchase Price is payable by check to “Nuvel Holdings, Inc.” or by wire transfer to the Company pursuant to the following wire instructions:

WIRING INSTRUCTIONS

Bank’s Name and Address:	Wells Fargo bank
Los Gatos, CA.

Name of Account:	Nuvel Holdings, Inc.

Reference:	2014 Bridge Subscription

Account #:	5306811430

ABA Routing #:	121000248

Provided that (i) the Subscriber has satisfied all conditions set forth herein (including those set forth in Section 1(d) below), and (ii) the Company has accepted and executed this Agreement, the Securities purchased by the Subscriber will be delivered by the Company promptly following the Closing Date.  In the event that a Closing does not occur, Subscriber’s funds will be returned to the Subscriber.

                      (d)           The parties’ respective obligations to consummate the transactions described herein shall be subject to the following conditions: (i) preparation of final documentation satisfactory to the Company, the Subscribers and their respective counsel, (ii)  execution and delivery of amendments, signed by a sufficient number of existing Secured Note holders, in order to amend the existing Offering Documents, (iii) execution and delivery of default waivers by Alpha Capital Anstalt (“ACA”) regarding the security interest granted under the Security Agreement will be ranking pari passu with the security interest that was granted to ACA, and (iv) approval by the Board of Directors of the Company of the transactions contemplated by the Offering Documents.

2. Subscriber Representations, Warranties and Agreements.  The Subscriber hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Subscriber in order to comply with federal and state securities laws):

(a)           In connection with this subscription, the Subscriber has read this Subscription Agreement.  The Subscriber acknowledges that this Subscription Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities. It is the responsibility of the Subscriber (i) to determine what additional information he desires to obtain in evaluating this investment, and (ii) to obtain such information from the Company.

(b)           THIS OFFERING IS LIMITED TO PERSONS WHO ARE “ACCREDITED INVESTORS,” AS THAT TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND WHO HAVE THE FINANCIAL MEANS AND THE BUSINESS, FINANCIAL AND INVESTMENT EXPERIENCE AND ACUMEN TO CONDUCT AN INVESTIGATION AS TO, AND TO EVALUATE, THE MERITS AND RISKS OF THIS INVESTMENT. THE SUBSCRIBER HEREBY REPRESENTS THAT HE HAS READ, IS FAMILIAR WITH AND UNDERSTANDS RULE 501 OF REGULATION D UNDER THE ACT.  THE SUBSCRIBER IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) OF REGULATION D.

(c)           The Subscriber has had full access to all the information which the Subscriber (or the Subscriber’s advisor(s)) considers necessary or appropriate to make an informed decision with respect to the Subscriber’s investment in the Securities. The Subscriber acknowledges that the Company has made available to the Subscriber and the Subscriber’s advisors the opportunity to examine and copy any contract, matter or information which the Subscriber considers relevant or appropriate in connection with this investment and to ask questions and receive answers relating to any such matters including, without limitation, the financial condition, management, employees, business, obligation, corporate books and records, budgets, business plans of and other matters relevant to the Company. To the extent the Subscriber has not sought information regarding any particular matter, the Subscriber represents that he or she had and has no interest in doing so and that such matters are not material to the Subscriber in connection with this investment.  The Subscriber has accepted the responsibility for conducting the Subscriber’s own investigation and obtaining for itself such information as to the foregoing and all other subjects as the Subscriber deems relevant or appropriate in connection with this investment. The Subscriber is not relying on any representation other than that contained herein. The Subscriber acknowledges that no representation regarding projected revenues or a projected rate of return has been made to it by any party.

(d)           The Subscriber understands that the offering of the Securities has not been registered under the Act, in reliance on an exemption for private offerings provided pursuant to Section 4(2) of the Act and that, as a result, the Securities will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, under Rule 144 as currently in effect, that the Securities must be held for at least six months after the investment has been made (or indefinitely if the Subscriber is deemed an “affiliate” within the meaning of such rule) unless the Securities are subsequently registered under the Act and qualified under any other applicable securities law or exemptions from such registration and qualification are available. The Subscriber understands that the Company is under no obligation to register the Securities under the Act or to register or qualify the Securities under any other applicable securities law, or to comply with any other exemption under the Act or any other securities law, and that the Subscriber has no right to require such registration.  The Subscriber further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by the Subscriber herein and any other documents delivered by the Subscriber in connection with this subscription; that the offering has not been reviewed by the SEC or by any foreign or state securities authorities; that the Subscriber’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require the Subscriber to provide at Subscriber’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

(e)           The Subscriber is empowered and duly authorized to enter into this Subscription Agreement which constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms and the person signing this Subscription Agreement on behalf of the Subscriber is empowered and duly authorized to do so.

(f)           The Subscriber acknowledges that there will be no market for the Securities and that the Subscriber may not be able to sell or dispose of them; the Subscriber has liquid assets sufficient to assure that the purchase price of the Securities will cause no undue financial difficulties and that, after purchasing the Securities the Subscriber will be able to provide for any foreseeable current needs and possible personal contingencies; the Subscriber is able to bear the risk of illiquidity and the risk of a complete loss of this investment.

(g)           The information in any documents delivered by the Subscriber in connection with this subscription, including, but not limited to the Investor Questionnaire, is true, correct and complete in all respects as of the date hereof. The Subscriber agrees promptly to notify the Company in writing of any change in such information after the date hereof.

(h)           The offering and sale of the Securities to the Subscriber were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

(i)           The Subscriber recognizes that an investment in the Securities involves significant risks, which risks could give rise to the loss of the Subscriber’s entire investment in such securities.

(j)           The Subscriber is acquiring the Securities, as principal, for the Subscriber’s own account for investment purposes only, and not with a present intention toward or for the resale, distribution or fractionalization thereof, and no other person has a beneficial interest in the Securities. The Subscriber has no present intention of selling or otherwise distributing or disposing of the Securities, and understands that an investment in the Securities must be considered a long-term illiquid investment.

3.           Representations and Warrants of the Company.  As a material inducement of the Subscriber to enter into this Subscription Agreement and subscribe for the Securities, the Company represents and warrants to the Subscriber, as of the date hereof, as follows:

(a)           Organization and Standing.  The Company is a duly organized corporation, validly existing and in good standing under the laws of the State of Florida, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.  “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company; provided however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any change, event, state of facts or development generally affecting the general political, economic or business conditions of the United States; (ii) any change, event, state of facts or development generally affecting the medical device industry; (iii) any change, event, state of facts or development arising from or relating to compliance with the terms of this Agreement; (iv) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions; (v) changes in laws or GAAP after date hereof or interpretation thereof; or (vi) any matter set forth in the Offering Documents or the Schedules or Exhibits thereto.

(b)           Authority.  The execution, delivery and performance of this Subscription Agreement and the other Offering Documents by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company.

(c)           No Conflict.  The execution, delivery and performance of this Subscription Agreement and the other Offering Documents, and the consummation of the transactions contemplated hereby and thereby do not (i) violate or conflict with the Company’s Articles of Incorporation, By-laws or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect.  This Subscription Agreement and the other Offering Documents when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

(d)           Authorization.  Issuance of the Securities to the Subscriber has been duly authorized by all appropriate corporate actions of the Company.

(e)           Litigation and Other Proceedings.  There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or Federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company.  The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company.

(f)           Consents/Approvals.  No consents, filings (other than Federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Subscription Agreement which have not already been obtained or made or will be made in a timely manner following the Closing.

(g)           No Commissions.  The Company has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby.

(h)           Capitalization.  A capitalization table illustrating the authorized and the outstanding capital stock of the Company as of the date hereof is attached as Schedule 3(h).  All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable.  As of the date hereof, except as disclosed in Schedule 3(h), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Act, (v) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, and (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or exercise of the Securities or Warrants as described in this Subscription Agreement.  The Company has furnished to the Subscriber true and correct copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible or exchangeable into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.  Schedule 3(h) also lists all outstanding debt of the Company for borrowed money (other than the Secured Notes previously issued in the Offering).

(i)           No Disqualification Events. To the Company’s Knowledge, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(j)           Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted.  The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(j), there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

(k)           Title.  The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(k) or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries.  Any real property and facilities held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(l)           Compliance with Laws. The business of the Company and its subsidiaries has been and is presently being conducted so as to comply with all applicable material federal, state and local governmental laws, rules, regulations and ordinances.

(m)           Restrictions on Business Activities.  There is no judgment, order, decree, writ or injunction binding upon the Company or any subsidiary or, to the knowledge of the Company or any subsidiary, threatened that has or could prohibit or impair the conduct of their respective businesses as currently conducted or any business practice of the Company or any subsidiary, including the acquisition of property, the provision of services, the hiring of employees or the solicitation of clients, in each case either individually or in the aggregate.

(n)           Disclosure. No representation or warranty by the Company in this Subscription Agreement, the other Offering Documents, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Subscription Agreement or the other Offering Documents contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.  To the knowledge of the Company and its subsidiaries at the time of the execution of this Subscription Agreement, there is no information concerning the Company and its subsidiaries or their respective businesses which has not heretofore been disclosed to the Subscribers that would have a Material Adverse Effect.

4.           Legends.  The Subscriber understands and agrees that the Company will cause any necessary legends to be placed upon any instruments(s) evidencing ownership of the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

5.           General Provisions.

(a)           Confidentiality.  The Subscriber covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Subscriber may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Subscriber in connection with this Offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Subscriber; provided, however, that a Subscriber may disclose such information to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Subscriber’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto and may be disclosed as a result of a court order or government action.

(b)           Successors.  The covenants, representations and warranties contained in this Subscription Agreement shall be binding on the Subscriber’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company.  The rights and obligations of this Subscription Agreement may not be assigned by any party without the prior written consent of the other party.

(c)           Counterparts.  This Subscription Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

(d)           Execution by Facsimile.  Execution and delivery of this Subscription Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(e)           Governing Law and Jurisdiction.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions that would result in the application of any laws other than the laws of the State of New York.  Any legal action or proceeding arising out of or relating to this Subscription Agreement and/or the other Offering Documents may be instituted in the courts of the State of New York sitting in New York County or in the United States of America for the Southern District of New York, and the parties hereto irrevocably submit to the jurisdiction of each such court in any action or proceeding.  Subscriber hereby irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Subscription Agreement and/or the other Offering Documents and brought in any such court, any claim that Subscriber is not subject personally to the jurisdiction of the above named courts, that Subscriber’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f)           (i)           Indemnification Generally.  The Company, on the one hand, and the Subscriber, on the other hand (each an “Indemnifying Party”), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

(ii)           Indemnification Procedures. Each person entitled to indemnification under this Section 6 (an “Indemnified Party”) shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section 6 of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not release such Indemnifying Party from any liability that it may have, otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party.  Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and, if and after such assumption, the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below.  In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (A) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary, or (B) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

(g)           Notices.  All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

(i)           if to the Company:

Nuvel Holdings, Inc.
20 S. Santa Cruz Ave., Suite 300
Los Gatos, CA  95030
Attention:  Jay Elliot, Chairman
Email: jelliot@nuvelinc.com

(ii)           if to the Subscriber to the address set forth next to its name on the signature page hereto.

(h)           Entire Agreement.  This Subscription Agreement (including the Exhibits attached hereto) and other Offering Documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter.  The Exhibits constitute a part hereof as though set forth in full above.

(i)           Amendment; Waiver.  This Subscription Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties.  No failure to exercise, and no delay in exercising, any right, power or privilege under this Subscription Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege.  No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties.  No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.  The rights and remedies of the parties under this Subscription Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO SECURED CONVERTIBLE PROMISSORY NOTES SUBSCRIPTION AGREEMENT

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

DOLLAR AMOUNT INVESTED $_____________________________

NAME IN WHICH NOTE AND WARRANT SHOULD BE ISSUED:

AMOUNT INVESTED TO BE SENT VIA:                                                                            □ Check (enclosed)                                           □ Wire

Address Information

For individual subscribers this address should be the Subscriber’s primary legal residence.  For entities other than individual subscribers, please provide address information for the entities primary place of business.  Information regarding a joint subscriber should be included in the column at right.

_________________________________ Legal Address	_________________________________ Legal Address
_________________________________ City, State, and Zip Code	_________________________________ City, State, and Zip Code

Alternate Address Information

Subscribers who wish to receive correspondence at an address other than the address listed above should complete the Alternate Address section below.

_________________________________ Alternate Address for Correspondence	_________________________________ Alternate Address for Correspondence
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Telephone	_________________________________ Telephone
_________________________________ Facsimile	_________________________________ Facsimile
_________________________________ Tax ID # or Social Security #	_________________________________ Tax ID # or Social Security #
AGREED AND SUBSCRIBED This __ day of __________, 201_ By: _________________________________ Name: Title (if any):	AGREED AND SUBSCRIBED SIGNATURE OF JOINT SUBSCRIBER (if any) This __ day of __________, 201_ By:_________________________________ Name: Title (if any):
_________________________________________ Subscriber Name (Typed or Printed)	___________________________________________ Additional Subscriber Name (Typed or Printed)

[SIGNATURE PAGE TO NOTE SUBSCRIPTION AGREEMENT]

CERTIFICATE OF SIGNATORY

(To be completed if the Secured Note is
being subscribed for by an entity)

I, ________________________, am the_______________________________ of _____________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Notes, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ____ day of _______________, 201_.

______________________________________
(Signature)

[SIGNATURE PAGE TO NOTE SUBSCRIPTION AGREEMENT]

EXHIBIT A

Secured Convertible Promissory Note

Exhibit 4.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 is incorporated by reference herein.

A - 1

EXHIBIT B

Common Stock Purchase Warrant

Exhibit 4.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 is incorporated by reference herein.

B - 1

EXHIBIT C

Security and Collateral Agent Agreement

C - 1

SECURITY AND COLLATERAL AGENT AGREEMENT

This SECURITY AND COLLATERAL AGENT AGREEMENT (this “Agreement”) dated as of _________________, 2014, by and among Nuvel Holdings, Inc., a Florida corporation (the “Company”), Escrow, LLC (the “Collateral Agent”), and the parties identified on Schedule A hereto (each, individually, a “Lender” and collectively, the “Lenders”), who hold or will acquire Secured Convertible Notes (“Secured Notes”) issued or to be issued by the Company.

WHEREAS, the Lenders have made, are making and will be making loans to the Company (the “Offering”) that are evidenced by the Secured Notes and secured by the Collateral (as defined below);

WHEREAS, the parties hereto wish to provide for the orderly administration of such Collateral by requiring each Lenders to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such Collateral, all upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Lenders wish to delegate to the Collateral Agent the enforcement of certain rights of the Lenders under the Secured Notes and this Agreement to provide for the orderly administration of such rights.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.           Security Interest.

(a)           Creation of Security Interest.  In order to secure the payment of the principal and interest and all other obligations of the Company to the Lenders under the Secured Notes (the “Secured Obligations”), the Company hereby grants to each Lender (or its designee) (each a “Secured Party” and together, the “Secured Parties”) a first priority security interest, which is senior to any other debts of the Company except as set forth on Schedule 1(a) (the “Security Interest”) in the assets of the Company set forth on Schedule B hereto (the “Collateral”) on the terms and conditions set forth in this Agreement, the Subscription Agreement, the Secured Notes, the Common Stock Purchase Warrant and all exhibits and schedules thereto (the “Loan Documents”).

(b)           Rights of Secured Party.

(i)           The Company shall execute and deliver to the Collateral Agent concurrently with the execution and delivery of this Agreement (or a joinder hereto) and at any time thereafter at the reasonable request of the Collateral Agent, all financing statements, continuation financing statements, fixture filings, security agreements, mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that the Collateral Agent may reasonably request, in form reasonably satisfactory to the Collateral Agent, to perfect and maintain perfected the Secured Party’s continuing security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Borrower Documents, the Company hereby authorizes the Collateral Agent to file and/or record such financing statements and other documents as the Collateral Agent deems reasonably necessary to perfect and maintain the Secured Parties’ continuing security interest in the Collateral.

(ii)           Each Secured Party shall have all of the rights and remedies provided to secured parties or noteholders by the New York Uniform Commercial Code and other applicable law.

(c)           Termination of the Security Interest.  The Security Interest shall terminate when all the Secured Obligations have been fully and indefeasibly paid in full (or converted into equity securities of the Company in accordance with the terms of the applicable Secured Notes), at which time the Collateral Agent shall execute and deliver to the Company all Uniform Commercial Code termination statements and similar documents which the Company shall reasonably request to evidence such termination.

(d)           The Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Loan Documents.  No reference to the Loan Documents or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

                      (e)           The Collateral Agent will distribute in accordance with the Loan Documents any proceeds received from the Collateral which are distributable to the Lenders in proportion to their respective interests in the Secured Obligations.

2.           Appointment of the Collateral Agent.

(a)           The Lenders hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action including, without limitation, the registration of any Collateral in the name of the Collateral Agent or its nominees prior to or during the continuance of an Event of Default (as defined in the Loan Documents), the exercise of voting rights upon the occurrence and during the continuance of an Event of Default, the application of any cash collateral received by the Collateral Agent to the payment of the Secured Obligations, the making of any demand under the Loan Documents, the exercise of any remedies given to the Collateral Agent pursuant to the Loan Documents and the exercise of any authority pursuant to the appointment of the Collateral Agent as an attorney-in-fact pursuant to the Loan Documents that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Loan Documents.  Upon disposition of the Collateral in accordance with the Loan Documents, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with Section 2(b) below.  The Lenders must notify the Collateral Agent in writing of the issuance of Secured Notes to Lenders by the Company.  The Collateral Agent will not be required to act hereunder in connection with any Secured Note the issuance of which was not disclosed in writing to the Collateral Agent nor will the Collateral Agent be required to act on behalf of any assignee of any Secured Note without the written consent of Collateral Agent.

(b)           All proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent) against the Secured Obligations pro rata among the Lenders in proportion to their interests in the Secured Obligations.   Upon payment in full of all Secured Obligations, the Company shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of the Secured Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto).  Any assignment of Collateral by the Collateral Agent to the Company shall be without representation or warranty of any nature whatsoever and wholly without recourse.  To the extent allowed by law, each Lender may purchase the Collateral and pay for such purchase by offsetting up to such Lender’s pro rata portion of the purchase price with sums owed to such Lender by the Company arising under the Secured Obligations or any other source.

3.           Action by the Majority in Interest.

(a)           Certain Actions.  Each of the Lenders covenants and agrees that only a Majority in Interest (as defined below) shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that each Lender hereby expressly waives any rights to take any of the following actions that such Lender may otherwise have under the Loan Documents):

(i)           Acceleration.  If an Event of Default occurs, after the applicable cure period, if any, a Majority in Interest may, on behalf of all the Lenders, instruct the Collateral Agent to provide to Company notice to cure such default and/or declare the unpaid principal amount of the Secured Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to the Secured Notes;

(ii)           Enforcement.  Upon the occurrence of any Event of Default after the applicable cure period, if any, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce, on behalf of all of the Lenders, their rights and remedies under the Loan Documents against the Company, and such other rights and remedies as are provided by law or equity;

(iii)           Amendment.  A Majority in Interest may instruct the Collateral Agent to waive, amend, supplement or modify any term, condition or other provision in the Secured Notes or other Loan Documents in accordance with the terms of the Secured Notes or the other Loan Documents so long as such waiver, amendment, supplement or modification is made with respect to all of the Secured Notes and with the same force and effect with respect to each of the Lenders.

(b)           Permitted Subordination.  A Majority in Interest may instruct the Collateral Agent to agree to subordinate any Collateral to any claim and may enter into any agreement with the Company to evidence such subordination; provided, however, that subsequent to any such subordination, each Secured Note shall remain pari passu with the other Secured Notes held by the Lenders.

(c)           Further Actions.  A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Lenders.

           (d)           Majority in Interest.  For so long as any obligations remain outstanding on the Secured Notes, for purposes of this Agreement, “Majority in Interest” shall mean Lenders who hold not less than 50% of the aggregate principal amount of all Secured Notes then outstanding.

4.           Power of Attorney.

(a)           To effectuate the terms and provisions hereof, the Lenders hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

(b)           All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

(c)           This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

5.           Expenses of the Collateral Agent.  The Lenders shall pay any and all reasonable costs and expenses incurred by the Collateral Agent, including, without limitation, reasonable costs and expenses relating to all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and holding of the Collateral, insurance expenses, and the enforcement, protection and adjudication of the parties’ rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any, each of the foregoing in proportion to their holdings of the Secured Notes.

6.           Reliance on Documents and Experts.  The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

7.           Duties of the Collateral Agent; Standard of Care.

(a)           The Collateral Agent’s only duties are those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices.  The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

(b)           The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

(c)           Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law.  The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

8.           Resignation.  The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect.  Within five days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, and notify the Collateral Agent during such period of the identity of the successor collateral agent, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders.  The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder.  The Collateral Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

9.           Exculpation.  The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person’s own gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

10.           Indemnification.  The Lenders hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person’s own gross negligence or willful misconduct.

11.           Miscellaneous.

(a)           Rights and Remedies Not Waived.  No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent’s rights and remedies hereunder or otherwise.  No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

(b)           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws that would result in the application of the substantive laws of another jurisdiction.

(c)           Waiver of Jury Trial and Setoff; Consent to Jurisdiction; Etc.

(i)           In any litigation in any court with respect to, in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Collateral Agent and the Lenders or any Lender, then each Lender, to the fullest extent it may legally do so, (A) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (B) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH LENDER AGREES THAT THIS SECTION 11(c) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE COLLATERAL AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 11(c) WERE NOT PART OF THIS AGREEMENT.

(ii)           Each Lender irrevocably consents to the exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise.  In any such litigation, each Lender waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such Lender at its address for notice determined in accordance with Section 11(e) hereof.  Each Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

(d)           Admissibility of this Agreement.  Each of the Lenders agrees that any copy of this Agreement signed by it and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

(e)           Address for Notices. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to such party’s addresses set forth below (or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein):

In the case of the Collateral Agent at:

Escrow, LLC
173 Keith St., Suite 300
Warrenton, VA 20186
Facsimile: 540- 347-2291
Attn:    Johnnie Zarecor

In the case of the Lenders, to:

To the address and telecopier number set forth on
Schedule A hereto.

In the case of the Company, to:

Nuvel Holdings, Inc.
20 S. Santa Cruz Ave., Suite 300
Los Gatos, CA  95030
Attn:  Jay Elliot, Chairman

(f)           Amendments and Modification; Additional Lender.  No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the Collateral Agent, the Company, and a Majority in Interest.  Any transferee of a Secured Note who acquires a Secured Note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent and receiving a signed acknowledgement from the Collateral Agent.

(g)           Fee.  Upon the occurrence of an Event of Default, the Lenders collectively shall pay the Collateral Agent the sum of $5,000 on account or its designee by the Lenders for services rendered pursuant to this Agreement (the “Collateral Agent Fees”; provided, that such Collateral Agent Fees shall be reimbursed by the Company or paid out of proceeds from the sale of the Collateral.  All payments due to the Collateral Agent or its designee under this Agreement including reimbursements must be paid when billed.  The Collateral Agent or its designee may refuse to act on behalf of or make a distribution to any Lender who is not current in payments.  Payments required pursuant to this Agreement shall be in proportion to the Lenders’ interests in the Secured Notes.  The Collateral Agent or its designee is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent’s possession.

           (h)           Counterparts; Execution.  This Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.  Execution and delivery of this Agreement by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(i)           Successors and Assigns.  Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party.  No party hereto may transfer any rights under this Agreement, unless the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof.

(j)           Captions; Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(k)           Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(l)           Entire Agreement.  This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

(m)           Schedules.  The Collateral Agent is authorized to annex hereto any schedules referred to herein.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

COLLATERAL AGENT:

ESCROW, LLC

By:  /s/    Johnnie Zarecor
Name:     Johnnie Zarecor
Title:       President

THE COMPANY:

NUVEL HOLDINGS, INC.

By:  /s/     Jay Elliot
Name:       Jay Elliot
Title:         Chairman

[SIGNATURE PAGE TO THE SECURITY AND COLLATERAL AGENT AGREEMENT]

LENDERS:

(Print Name of Lender)

By:                ____________________________________
Name:           ____________________________________
Title:             ____________________________________

[SIGNATURE PAGE TO THE SECURITY AND COLLATERAL AGENT AGREEMENT]

SCHEDULE A

LENDER SCHEDULE

Lender	Principal Amount of the Secured Note	Lender’s Address

Total:

SCA - 1

SCHEDULE B

COLLATERAL

As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Company hereby pledges, grants, collaterally assigns, hypothecates and transfers to the Collateral Agent on behalf of the Lenders as hereinafter provided, a security interest in and lien upon all of the Company’s right, title and interest in, to and under all personal property and other assets of the Company, whether now owned or hereafter acquired by or arising in favor of the Company, whether now existing or hereafter coming into existence, whether owned or consigned by or to, or leased from or to the Company and regardless of where located (all being collectively referred to herein as “Collateral”) including:

(a)           the Company’s direct or indirect ownership interest in the respective shares of capital stock of the Issuers (as defined below) and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by the Company (the “Pledged Stock”);

(b)           all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

(c)           without affecting the obligations of the Company under any provision prohibiting such action hereunder or under the Subscription Agreement or the Notes, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger;

(d)           all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Company constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Company in respect of any loans or advances for the purchase price of Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Company under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Company and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively “Accounts”);

(e)           all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances;

(f)           all inventory (as defined in the Uniform Commercial Code) of the Company and all goods obtained by the Company in exchange for such inventory (herein collectively called “Inventory”);

(g)           all Intellectual Property and all other accounts or general intangibles of the Company not constituting Intellectual Property or Accounts;

(h)           all equipment (as defined in the Uniform Commercial Code) of the Company (herein collectively called “Equipment”);

(i)           each contract and other agreement of the Company relating to the sale or other disposition of Inventory or Equipment;

(j)           all deposit accounts (as defined in the Uniform Commercial Code) of the Company;

SCB - 1

(k)           all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Company covering, evidencing or representing Inventory or Equipment;

(l)           all rights, claims and benefits of the Company against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Company, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

(m)           all estates in land together with all improvements and other structures now or hereafter situated thereon, together with all rights, privileges, tenements, hereditaments, appurtenances, easements, including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto; and

(n)           all other tangible or intangible property of the Company, including, without limitation, all proceeds, products and accessions of and to any of the property of the Company described in clauses (a) through (m) above (including, without limitation, any proceeds of insurance thereon), and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company

For purposes hereof:

           “Business” shall mean the businesses from time to time, now or hereafter, conducted by the Company and its subsidiaries.

           “Copyright Collateral” shall mean all Copyrights, whether now owned or hereafter acquired by the Company,  which are associated with the Business.

           “Copyrights” shall mean all copyrights, copyright registrations and applications for copyright registrations, including those shown below (if any), and, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

Copyrights:  None.

“Intellectual Property” shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the Business; (b) all licenses or user or other agreements granted to the Company with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral; (c) all customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, manuals, materials standards, processing standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to the operation by the Company of the Business; (d) all sales data and other information relating to sales now or hereafter collected and/or maintained by the Company that pertain to the Business; (e) all accounting information which pertains to the Business and all media in which or on which any of the information or knowledge or data or records which pertain to the Business may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Company pertaining to the operation by the Company and its subsidiaries of the Business; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Company in respect of any of the items listed above.

SCB - 2

           “Issuers” shall mean the Company and all other entities formed by the Company or entities in which the Company owns or acquires any capital stock or similar interest.

           “Patent Collateral” shall mean all Patents, whether now owned or hereafter acquired by the Company that are associated with the Business.

           “Patents” shall mean all patents and patent applications, including those shown below (if any), and, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

Patent:

Title of Patent Application	Date of Filing	Status	Application No.

System and method for providing a network proxy data tunnel	12/14/2011	Pending	13/326,189

“Trademark Collateral” shall mean all Trademarks, whether now owned or hereafter acquired by the Company, which are associated with the Business.  Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

           “Trademarks” shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including those shown below (if any), and, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

Trademarks:

Mark:  DISTRACTEDDRIVER
Serial No.:  85195283

Mark:  NUVAULT
Serial No.:  85174372

SCB - 3

EXHIBIT D

Investor Questionnaire

D - 1

Nuvel Inc.

Confidential Subscriber Questionnaire

To:           Nuvel Holdings, Inc.

I.           The Subscriber represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY.  The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate (other than your principal residence), cash, short-term investments, stock and securities.  Equity in personal property and real estate (other than your principal residence) should be based on the fair market value of such property less debt secured by such property.  Mortgages on your principal residence should not be considered in calculating your net worth to the extent that such mortgages do not, in the aggregate, exceed the value of such residence.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

____________________________________________________________
____________________________________________________________
(describe entity)

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

____________________________________________________________
____________________________________________________________
(describe entity)

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

____________________________________________________________
____________________________________________________________
(describe entity)

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H
The undersigned is (i) a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, and (ii) acting in a fiduciary capacity on behalf of a trust account or accounts.

Category I
The undersigned is a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are accredited investors.  The Company may request information regarding the basis on which each grantor is accredited (e.g., an Investor Questionnaire completed by each grantor).

Category J
The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire.

____________________________________________________________
____________________________________________________________
(describe entity)

Category I	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse):  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

II.           SUITABILITY (please answer each question)

(a)           For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b)           For an individual Subscriber, please describe any college or graduate degrees held by you:

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

 (c)           For all Subscribers, please list types of prior investments:

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(d)           For all Subscribers, please state whether you have participated in other private placements before:

YES_______                                           NO_______

(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

   Public                                    Private

  Companies                                 Companies

Frequently

Occasionally

Never

(f)           For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(g)           For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(h)           For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

(i)           For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES_______                                           NO_______

(j)           For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

III.           MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

  (a)           Individual Ownership

  (b)           Community Property

  (c)           Joint Tenant with Right of

Survivorship (both parties

must sign)

  (d)           Partnership*

  (e)           Tenants in Common

  (f)           Corporation*

  (g)           Trust*

  (h)           Limited Liability Company*

  (i)           Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV.           FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

_________________________________

Name of FINRA Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

           V.           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

           VI.           In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable State Securities laws for the purposes of the proposed investment.

           VII.           The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

           VIII.           The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change.  The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto.

           IX.           In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

1.           Payment Information

(a)    Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

_______________________________________

_______________________________________

_______________________________________

_______________________________________

(b)  Subscriber’s wiring instructions at the Wiring Bank:

_______________________________________

_______________________________________

_______________________________________

(c)           Is the Wiring Bank located in the U.S. or another “FATF Country”*?

_____ Yes                      ______ No

(d)    Is Subscriber a customer of the Wiring Bank?

_____ Yes                      ______ No

2.           Additional Information

           For Individual Investors:

____  A government issued form of picture identification (e.g., passport or drivers license).

____  Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

           For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____    A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____    An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____    A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____    A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

           For all other Entity Investors:

_____    A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____    An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____    A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____    If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are:  Argentina, Australia, Austria, Belgium, Brazil, Canada, China, Denmark, European Commission, Finland, France, Germany, Greece, Gulf Co-operation Council, Hong Kong (China), Iceland, India, Ireland, Italy, Japan, Kingdom of the Netherlands (the Netherlands, Aruba, Curacao and Saint Maarten), Luxembourg, Mexico, New Zealand, Norway, Portugal, Republic of Korea, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, the United Kingdom, and the United States.

_____
If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

X.           ADDITIONAL INFORMATION

           A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES.  ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XI.           INFORMATION VERIFICATION CONSENT

BY SIGNING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

INVESTOR QUESTIONNAIRE SIGNATURE PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code